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                                                    [REI - EXHIBIT No. 10(c)(c)]



                         HOUSTON INDUSTRIES INCORPORATED
                                  SAVINGS PLAN

             (As Amended and Restated Effective as of July 1, 1995)


                                 Fifth Amendment

         The Benefits Committee of Houston Industries Incorporated, having the right under Section 10.3 of the Houston Industries Incorporated Savings Plan, as amended and restated effective July 1, 1995 and thereafter amended (the "Plan"), to amend the Plan, does hereby amend Section 7.4(c) of the Plan as follows, effective October 15, 1997:

         "7.4(c) In the event an installment payment is not paid within ninety days following the last regular payroll for which a payment was received, written notice shall be sent to the Borrower at his last known address. If such installment payment is not made within 30 days thereafter, the Committee or its agent shall proceed with foreclosure in order to collect the full remaining loan balance or shall make other arrangements with the Borrower as the Committee deems appropriate. Foreclosures need not be effected until occurrence of a distributable event under the terms of the Plan and no rights against the Borrower or the security shall be deemed waived by the Plan as a result of such delay."

         IN WITNESS WHEREOF, the Benefits Committee of Houston Industries Incorporated has caused these presents to be executed by its duly authorized Chairman in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any


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executed copy hereof, this 26th day of February, 1998, but effective as of
October 15, 1997.

                                            BENEFITS COMMITTEE OF
                                            HOUSTON INDUSTRIES INCORPORATED


                                            By:   /s/ Lee W. Hogan
                                               --------------------------------
                                               Lee W. Hogan, Chairman

ATTEST:


/s/ Elizabeth P. Weylandt
-------------------------
Elizabeth P. Weylandt,
Secretary of the Benefits Committee



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